UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (309) 347-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment
 of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On March 9, 2009, the Board of Directors (the “Board”) of Aventine Renewable Energy Holdings, Inc. (the “Company”) appointed George T. Henning, Jr. as Interim Chief Financial Officer of the Company, effective 5:00pm Eastern Time on March 16, 2009.

Mr. Henning, aged 67, has been retired since 2001.  During his retirement, Mr. Henning has served on several boards of governmental organizations and he currently serves as an elected trustee of The Pennsylvania State University and as vice chair of its Finance and Property Committee.  Mr. Henning has over 35 years experience in capital-intensive industries.  Mr. Henning’s career has included financial and management positions in the natural gas distribution, mining, chemical and steel industries.  Mr. Henning’s experience includes numerous positions with Eastern Gas and Fuel Associates, a holding company based in Boston, Massachusetts; the LTV Corporation based in Cleveland, Ohio and its predecessor companies including Lykes Corporation, Jones & Laughlin Steel Corporation and Youngstown Sheet and Tube Company; and Pioneer Americas Company, a Houston based chemicals company.

Pursuant to an offer letter dated March 5, 2009 (the “Offer Letter”), Mr. Henning will receive an annual base salary of $300,000 and will be eligible for a potential annual bonus as the Board may determine.  Mr. Henning will receive the Company’s standard director and officer liability coverage and corporate indemnification for all actions taken in his role as Interim Chief Financial Officer.  Mr. Henning will also receive the normal Company benefits for which he may be eligible and the Company will pay all reasonable costs directly related to his performance in the position of Interim Chief Financial Officer.  A copy of the Offer Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired – Not Applicable

(b)           Pro forma financial information – Not Applicable

(d)           Exhibits

Exhibit No.	Description

10.1	Offer Letter dated March 5, 2009 from the Company to George T. Henning, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 13, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
	Name:	William J. Brennan
	Title:	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter dated March 5, 2009 from the Company to George T. Henning, Jr.